                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                   Date of Report (Date of earliest event reported): April 28, 2006

STRUCTURED ASSET MORTGAGE  INVESTMENTS II INC. (as company under a Pooling and Servicing  Agreement dated as of April 1, 2006 providing for, inter alia, the issuance of GreenPoint Mortgage Funding Trust 2006-AR3, Mortgage Pass-Though Certificates, Series 2006-AR3)

                                         (Exact name of registrant as specified in its charter)

              Delaware                                 333-132232                              30-0183252
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   (State or other jurisdiction of              (Commission File Number)                     (IRS Employer
           incorporation)                                                                 Identification No.)

                     383 Madison Avenue
                     New York, New York                                                   10179
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           (Address of principal executive office)                                     (Zip Code)

                                                   (212) 272-2000
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                               (Registrant's telephone number, including area code )

                                                     N/A
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                           [8-K - Opinions]

Items 1 through 7 are not included because they are not applicable.

Item 8.01. Other Events.

On April 28, 2006, Structured Asset Mortgage Investments II Inc. caused the issuance and sale of the GreenPoint Mortgage Funding
Trust 2006-AR3, Mortgage Pass-Though Certificates, Series 2006-AR3, pursuant to a Pooling and Servicing Agreement, dated as of April
1, 2006, among, Structured Asset Mortgage Investments II Inc., as seller, Wells Fargo Bank, National Association, as trustee, and EMC
Mortgage Corporation.

Item 9.01.        Financial Statements and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits  (executed  copies):  The  following  execution  copies of  Exhibits  to the Form S-3  Registration
Statement of the Registrant are hereby filed:

                  5.1      Legality Opinion of Orrick, Herrington & Sutcliffe, LLP

                  5.2      Opinion of In-House Counsel to Structured Asset Mortgage Investment II Inc.

                  8.1      Tax Opinion of Orrick, Herrington & Sutcliffe, LLP

                  23.2     Consent of In-House  Counsel to Structured Asset Mortgage  Investment II Inc.  (included in opinion filed as
                           Exhibit 5.2)

                                                           [8-K - Opinions]

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.

                                                     By: /s/ Baron Silverstein
                                                     Name:  Baron Silverstein
                                                     Title:   Vice President

Dated:  April 28, 2006

                                                           [8-K - Opinions]

                                                    EXHIBIT INDEX

                                                                                                  Description
                                   Exhibit Number

                                        5.1                      Legality Opinion of Orrick, Herrington & Sutcliffe, LLP
                                        5.2                      Opinion of In-House Counsel to Structured Asset Mortgage Investment II Inc.
                                        8.1
                                                                 Tax Opinion of Orrick, Herrington & Sutcliffe, LLP
                                        23.2
                                                                 Consent of In-House Counsel to Structured Asset Mortgage Investment II Inc.
                                                                 (included in opinion filed as Exhibit 5.2)

                                                           [8-K - Opinions]